Filed pursuant to Rule 497(a)
Rule 482 Ad
Securities Act File No. 333-173274
Investment Company Act File No. 811-22543

KKR INCOME OPPORTUNITIES FUND

The information herein relates only to the initial public offering of the KKR Income Opportunities Fund (the "Fund") and should be read together with the Fund's preliminary prospectus dated July 23, 2013. Capitalized terms used but not defined herein have the meaning ascribed to them in the preliminary prospectus dated July 23, 2013.

Effective July 23, 2013, the investment professionals of KKR Asset Management LLC (the "Adviser") who have primary responsibility for day-to-day management and oversight of the Fund are Erik A. Falk and Christopher A. Sheldon, the co-heads of leveraged credit, and Jamie M. Weinstein and Nathaniel M. Zilkha, the co-heads of special situations investing. Effective that same day, Suzanne Donohoe, a Member of Kohlberg Kravis Roberts & Co., LP ("KKR") and the global head of KKR's Client and Partner Group, will be replacing William C. Sonneborn as the President of the Fund, as well as the Chairman and Trustee of the Board of Trustees of the Fund, as Mr. Sonneborn has announced that he is stepping down as the head of the Adviser and resigning from any positions held with funds managed by the Adviser. Accordingly, William C. Sonneborn will no longer be one of the investment professionals that have primary responsibility for day-to-day management and oversight of the Fund. Set forth below are descriptions of the investment professionals of the Adviser who will continue to have primary responsibility for day-to-day management and oversight of the Fund.

Investment Management Team

Erik A. Falk (New York) joined KKR in 2008 and is the co-head of leveraged credit, as well as a member of the Adviser's Credit Investment Committees and Portfolio Management Committee. Previously, Mr. Falk was a portfolio manager with responsibility across the Adviser's credit strategies covering a number of sectors, including industrials, energy, chemicals, business services and structured products. Prior to joining KKR, Mr. Falk was a Managing Director at Deutsche Bank Securities Inc. where he was most recently global co-head of the Securitized Products Group. Prior to that, Mr. Falk worked for Credit Suisse First Boston where he was a Director in the Asset Backed Securities department. Mr. Falk holds a B.S. and M.S. from Stanford University.

Christopher A. Sheldon (San Francisco) joined KKR in 2004 and is co-head of leveraged credit. Mr. Sheldon is also a member of the Adviser's Credit Investment Committees and Portfolio Management Committee. Prior to his current role at KKR, Mr. Sheldon was responsible for opening the Adviser's London office in 2007 and investing across a number of sectors within its credit businesses. Before joining KKR, Mr. Sheldon was a Vice President and Senior Investment Analyst with Wells Fargo's High Yield Securities Group; and previously worked at Young & Rubicam Advertising and at SFM Media Corporation in their media-planning department. Mr. Sheldon holds a B.A. from Denison University.

Jamie M. Weinstein (San Francisco) joined KKR in 2005 and is the co-head of special situations investing, which includes the Adviser's global activities in public and private distressed and structured principal investments. He is also a member of the Adviser's Special Situations Investment Committee and Portfolio Management Committee. Previously, he was a portfolio manager with responsibility across the Adviser's credit strategies and a research analyst covering the financial services, healthcare and commercial real estate sectors. Prior to joining KKR, Mr. Weinstein was with Tishman Speyer Properties as Director of Acquisitions for Northern California and The Boston Consulting Group as a strategy consultant. Mr. Weinstein graduated cum laude and holds a B.S.E. degree in Civil Engineering and Operations Research from Princeton University and an M.B.A. from the Stanford University Graduate School of Business, where he was an Arjay Miller Scholar.

Nathaniel M. Zilkha (London) joined KKR in 2007 and is the head of Credit and co-head of special situations investing, which includes the Adviser's global activities in public and private distressed and structured principal investments. He is also a member of the Adviser's Special Situations Investment Committee, Credit Investment Committees and Portfolio Management Committee. Previously, he was a

member of the healthcare industry team of KKR's private equity group. Prior to joining KKR, Mr. Zilkha was a member of the Principal Investment Area of Goldman, Sachs & Co., where he invested in private equity and principal debt transactions. He is currently on the board of directors of Harden Healthcare. Mr. Zilkha graduated cum laude and holds an A.B. from Princeton University.

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In light of the events set forth above, the fourth paragraph of the prospectus under the section entitled "Management of the Fund—Investment Management Team" is hereby deleted, and the quotation of William C. Sonneborn on page 5 and the biography and photograph of William C. Sonneborn on page 11 of the investor brochure are hereby deleted. The first paragraph on page 10 of the investor brochure is revised to read as follows:

The investment professionals primarily responsible for the day-to-day management and oversight of the Fund include the Co-Heads of Leveraged Credit, Erik A. Falk and Christopher A. Sheldon and Global Co-Heads of Special Situations, Jamie Weinstein and Nat Zilkha. They are supported by a global team of over 70 investment professionals with extensive experience investing across various industries. The investment team's experience provides differentiated insights which are utilized in analyzing new-issue and secondary transactions across the capital structure.

The information in the Fund's preliminary prospectus and in this document is not complete and may be amended or changed. A registration statement relating to these securities has been filed with the Securities and Exchange Commission, but has not yet become effective. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective.

This document is not an offer to sell these securities and is not a solicitation of an offer to buy these securities in any jurisdiction where the offer or sale is prohibited. Investors should consider the Fund's investment objectives, risks, charges and expenses carefully before investing. The preliminary prospectus, and the final prospectus, once the Fund becomes effective, should be read carefully before investing. While this document is accompanied by a preliminary prospectus, additional copies of the preliminary prospectus, and the final prospectus, when available, may be obtained by calling (866) 650-0650.